SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): September 20, 2000



                          Tech Electro Industries, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Texas                     0-2408297               75-2408297
-----------------------------   --------------------     -------------------
       (State or other         (Commission File No.)   (IRS Employer ID No.)
jurisdiction of incorporation)


275 North Franklin Turnpike, Suite 230, Ramsey, New Jersey          07446
----------------------------------------------------------        -----------
    (Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code: (201) 760-9900

Item 5.  Other Events

As previously reported, TEI was advised on March 22, 2000 that Coast Business Credit, Inc. ("Coast"), had declared that USCG defaulted on certain loans from Coast and has demanded full payment by USCG for all such loans. TEI was advised verbally by Coast's attorney that it had foreclosed and sold all of USCG's assets that were pledged to secure loans from Coast. TEI guaranteed a portion of those loans. On June 7, 2000, Coast sued TEI in the US District Court for the Central District of California, Case No. CV-00-06115 NM (RZx), to collect $361,740 plus interest, attorney fees and costs. Coast claimed that TEI is liable to Coast on certain TEI guarantees of loans from Coast to USCG. On September 20, 2000, TEI settled this lawsuit by paying Coast $199,000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 29, 2000                           Tech Electro Industries, Inc.



                                                   By:/s/  Ian Edmonds
                                                           Vice President


                                                   By:/s/  Mee Mee Tan
                                                           Secretary